SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 30, 1996



                         WESTERN FIDELITY FUNDING, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Colorado                       0-27156                   84-1148454
 ---------------------------    -------------------          ---------------
(State or other jurisdiction   (Commission File No.)        (I.R.S. Employer
 of incorporation)                                           Identification No.)





     4704 Harlan Street, Suite 260, Denver, Colorado                  80212
     -----------------------------------------------                 --------
         (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code: (303) 477-8404






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Item 5.  OTHER EVENTS.

     On December  30,  1996,  Western  Fidelity  Finance,  Inc.  ("Finance"),  a
Delaware corporation that was formed as a wholly-owned, special purpose subsidiary of Western Fidelity Funding, Inc. ("Company"), transferred to the Western Fidelity Receivables Trust 1996-A ("Trust") receivables with an aggregate receivable balance of approximately $17,200,000 and the Trust issued Pass-Through Certificates in a private Rule 144A offering in four classes consisting of $19,640,000 of 7.5% Class A Certificates, $2,455,000 of 8.50% Class B Certificates, $1,227,500 of 12% Class C Certificates, and $1,227,500 of 15% Class D Certificates. The Class A Certificates are rated "A", the Class B Certificates are rated "BBB" and the Class C and D Certificates are rated "BB" and "B", respectively, by Duff & Phelps. Each of the certificates represents fractional undivided interests in the Trust. The assets of the Trust include, among other things, (i) a pool of motor vehicle receivables, evidenced by retail installment contracts and security agreements ("Receivables"), all of which were transferred to Finance by the Company, and all monies received on the Receivables allocable to the principal of such Receivables and all monies allocable to interest thereon, (ii) the interest of Finance in the security interests in vehicles financed thereby (iii) amounts held in a pre-funding account of approximately $7,300,000 which will be used to acquire additional Receivables, (iv) the interest of Finance in any recourse relating to dealer agreements concerning the Receivables, (v) all right, title and interest of Finance in and to the transfer and assignment agreement between Finance and the Company and (vi) the proceeds of any and all of the foregoing.

     The Receivables were originally acquired by the Company directly from automobile dealers and the Company will continue to service the Receivables. The average life of the Receivables pool is approximately 48 months. A reserve fund has been established including a 5% initial deposit. The excess spread will be used to increase the reserve fund until over-collateralization reaches 7% of the outstanding pool balances. Approximately 45% of the pool is concentrated in Texas.

     The issuance of the Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates was the Company's first securitization transaction. The Company purchased all of the Class D Certificates.

     Structured Capital Management, a division of First Southwest Company, acted as placement agent and received a selling and underwriting commission equal to $266,982 plus expenses.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements.

         Not applicable.




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     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

         Exhibit 10.1  Transfer  and  Assignment  dated as of December 30, 1996,
                       by  and   between  Western  Fidelity  Funding,  Inc.  and
                       Western Fidelity Finance, Inc.

         Exhibit 10.2 Servicing Agreement dated as of December 30, 1996, by and among Western Fidelity Finance, Inc., Texas Commerce Bank, National Association, and Western Fidelity Funding, Inc.

         Exhibit 10.3 Pooling and Servicing Agreement dated as of December 30, 1996, between Western Fidelity Finance, Inc. and Texas Commerce Bank, National Association.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 3, 1997

                                                 WESTERN FIDELITY FUNDING, INC.



                                                 By: /s/ Gene E. Osborn
                                                    ---------------------------
                                                    Gene E. Osborn, President







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                                  EXHIBIT INDEX


Exhibit           Description                                           Page No.
-------           -----------                                           -------

10.1 Transfer and Assignment dated as of December 30, 1996, by and between Western Fidelity Funding, Inc. and Western Fidelity Finance, Inc.

10.2 Servicing Agreement dated as of December 30, 1996, by and among Western Fidelity Finance, Inc., Texas Commerce Bank, National Association, and Western Fidelity Funding, Inc.

10.3 Pooling and Servicing Agreement dated as of December 30, 1996, between Western Fidelity Finance, Inc. and Texas Commerce Bank, National Association.









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